                       Securities and Exchange Commission
                           Washington, DC 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Aug-03


                        CIT Equipment Collateral 2002-VT1


               A Delaware       Commission File        I.R.S. Employer
               Corporation      No. 0001172747         No. 51-0407692


                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

     Item 5. Other
                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                        Determination Date:      08/18/03
                                         Collection Period:      07/31/03
                                              Payment Date:      08/20/03

I. AVAILABLE FUNDS

        A.  Available Pledged Revenues

         a.  Scheduled Payments Received                                              $32,225,693.23
         b.  Liquidation Proceeds Allocated to Owner Trust                              1,017,592.44
         c.  Required Payoff Amounts of Prepaid Contracts                               2,577,052.69
         d.  Required Payoff Amounts of Purchased Contracts                                     0.00
         e.  Proceeds of Clean-up Call                                                          0.00
         f.  Investment Earnings on Collection Account and Note
              Distribution Account                                                              0.00

                        Total Available Pledged Revenues =                            $35,820,338.36

        B.  Determination of Available Funds

         a.   Total Available Pledged Revenues                                        $35,820,338.36
         b.   Servicer Advances                                                         3,821,368.96
         c.   Recoveries of  prior Servicer Advances                                   (4,022,981.67)
         d.   Withdrawal from Cash Collateral Account                                     264,985.06
                                                                                     ----------------
                                          Total Available Funds =                     $35,883,710.71

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

      1.      Servicing Fee                                                           336,729.01

      2.      Class A-1 Note Interest Distribution                      0.00
              Class A-1 Note Principal Distribution                     0.00
                  Aggregate Class A-1 distribution                                          0.00

      3.      Class A-2 Note Interest Distribution                179,209.98
              Class A-2 Note Principal Distribution            31,287,716.79
                  Aggregate Class A-2 distribution                                 31,466,926.77

      4.      Class A-3 Note Interest Distribution              1,071,308.33
              Class A-3 Note Principal Distribution                     0.00
                  Aggregate Class A-3 distribution                                  1,071,308.33

      5.      Class A-4 Note Interest Distribution                414,657.08
              Class A-4 Note Principal Distribution                     0.00
                  Aggregate Class A-4 distribution                                    414,657.08

      6.      Deposit to the Class A Principal Account                  0.00

      7.      Class B Note Interest Distribution                   49,016.52
              Class B Note Principal Distribution                 927,668.15
                 Aggregate Class B distribution                                       976,684.67

      8.      Class C Note Interest Distribution                   29,901.54
              Class C Note Principal Distribution                 506,000.81
                 Aggregate Class C distribution                                       535,902.35

      9.      Class D Note Interest Distribution                   69,500.87
              Class D Note Principal Distribution               1,012,001.62
                 Aggregate Class D distribution                                     1,081,502.49

      10.     Deposit to the Cash Collateral Account                                        0.00

      11.     Amounts in accordance with the CCA Loan Agreement                             0.00

      12.     Remainder to the holder of the equity certificate                             0.00


                          Collection Account Distributions =                       35,883,710.71
                                                                                ================



    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1.      Payment due on the Senior Loan                                                0.00

      2.      Payment due on the Holdback                                           2,718,635.51

      3.      Payment to the Depositor                                                      0.00
                                                                                ----------------

                           Cash Collateral Account Distributions =                  2,718,635.51
                                                                                ================

    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT

                           Collection Account Distributions =                               0.00
                                                                                ----------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                        Distribution    Class A-1       Class A-2       Class A-3       Class A-4
                          Amounts         Notes           Notes           Notes           Notes
-----------------------------------------------------------------------------------------------------

       1.             Interest Due         0.00          179,209.98    1,071,308.33    414,657.08
       2              Interest Paid        0.00          179,209.98    1,071,308.33    414,657.08
       3              Interest Shortfall   0.00                0.00            0.00          0.00
                      ((1) minus (2))
       4              Principal Paid       0.00       31,287,716.79            0.00          0.00

       5       Total Distribution Amount   0.00       31,466,926.77    1,071,308.33    414,657.08
                        ((2) plus (4))



                        Distribution         Class B        Class C            Class D     Total Offered
                           Amounts            Notes          Notes              Notes          Notes
---------------------------------------------------------------------------------------------------------
       1               Interest Due        49,016.52       29,901.54           69,500.87    1,813,594.32
       2               Interest Paid       49,016.52       29,901.54           69,500.87    1,813,594.32
       3               Interest Shortfall       0.00            0.00                0.00            0.00
                        ((1) minus (2))
       4               Principal Paid     927,668.15      506,000.81        1,012,001.62   33,733,387.38

       5       Total Distribution Amount  976,684.67      535,902.35        1,081,502.49   35,546,981.70
                     ((2) plus (4))



IV.       Information Regarding the Securities

        A Summary of Balance Information


                                    Applicable     Principal Balance     Class Factor    Principal Balance     Class Factor
                         Class       Coupon               Aug-03            Aug-03           Jul-03               Jul-03
                                      Rate            Payment Date       Payment Date      Payment Date        Payment Date
----------------------------------------------------------------------------------------------------------------------------

      a.      Class A-1 Notes       1.9600%               0.00            0.00000                  0.00           0.00000
      b.      Class A-2 Notes       2.9000%      42,868,137.89            0.15476         74,155,854.68           0.26771
      c.      Class A-3 Notes       4.0300%     319,000,000.00            1.00000        319,000,000.00           1.00000
      d.      Class A-4 Notes       4.6700%     106,550,000.00            1.00000        106,550,000.00           1.00000
      e.      Class B Notes         3.9700%      13,888,408.40            0.47320         14,816,076.55           0.50481
      f.      Class C Notes         4.4400%       7,575,495.49            0.47347          8,081,496.30           0.50509
      g.      Class D Notes         5.1600%      15,150,990.98            0.47204         16,162,992.60           0.50357

      h.        Total Offered Notes             505,033,032.76                           538,766,420.14

      i.       One-Month Libor Rate                    1.10000%






        B       Other Information


                        Scheduled              Scheduled
                    Principal Balance       Principal Balance
      Class             Aug-03                   Jul-03
                      Payment Date             Payment Date
--------------------------------------------------------------

      Class A-1 Notes     0.00                    0.00



                                            Target            Class           Target             Class
                            Class       Principal Amount      Floor      Principal Amount        Floor
     Class                Percentage        Aug-03            Aug-03         Jul-03              Jul-03
                                        Payment Date       Payment Date    Payment Date       Payment Date
-----------------------------------------------------------------------------------------------------------

     Class A                92.75%      468,418,137.88                  499,705,854.68
     Class B                 2.75%       13,888,408.40           0.00    14,816,076.55           0.00
     Class C                 1.50%        7,575,495.49           0.00     8,081,496.30           0.00
     Class D                 3.00%       15,150,990.98           0.00    16,162,992.60           0.00


V. PRINCIPAL

        A. MONTHLY PRINCIPAL AMOUNT

    1.   Principal Balance of Notes and Equity Certificates              538,766,420.14
         (End of Prior Collection Period)
    2.   Contract Pool Principal Balance (End of Collection Period)      505,033,032.76
                                                                      -----------------
                        Total monthly principal amount                    33,733,387.38

        B. PRINCIPAL BREAKDOWN                     No. of Accounts
                                                   ---------------

    1.    Scheduled Principal                           62,752            29,261,617.36
    2.    Prepaid Contracts                              1,571             3,189,192.51
    3.    Defaulted Contracts                              224             1,282,577.51
    4.    Contracts purchased by CIT Financial USA,Inc.      0                     0.00
                                                   ---------------    -----------------

                        Total Principal Breakdown       64,547            33,733,387.38


VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS



                                              Original        Aug-03          Jul-03
                                               Pool        Payment Date    Payment Date
----------------------------------------------------------------------------------------

    1.   a. Contract Pool Balance       1,068,496,994.00   505,033,032.76  538,766,420.14
         b. No of Contracts                       73,864           64,547          66,342
         c. Pool Factor

    2.      Weighted Average Remaining Term        38.00              0.0            28.0

    3.      Weighted Average Original Term          44.1



        B. DELINQUENCY INFORMATION

                                              % of Aggregate
                                  % of        Required Payoff        No. of      Aggregate Required
                                Contracts          Amount           Accounts        Payoff Amounts
----------------------------------------------------------------------------------------------------

      1.      Current            94.92%            96.10%           61,270          492,849,314.69
              31-60 days          2.83%             2.38%            1,829           12,207,367.79
              61-90 days          1.01%             0.69%              650            3,534,674.59
              91-120 days         0.63%             0.44%              409            2,260,773.15
              120+ days           0.60%             0.39%              389            2,019,120.76

              Total Delinquency  100.0%            100.0%           64,547          512,871,250.98



      2. Delinquent Scheduled Payments:

              Beginning of Collection Period                  8,039,830.93
              End of Collection Period                        7,838,218.22
                                                              -------------
               Change in Delinquent Scheduled Payments         (201,612.71)


        C. DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts   1,282,577.51
             2. Liquidation Proceeds received                   1,017,592.45
                                                               -------------
             3. Current Liquidation Loss Amount                   264,985.06

             4. Cumulative Liquidation Losses to date          11,573,251.92

                                    % of Initial Contracts             4.427%
                        % of Initial Contract Pool Balance             1.083%


VII. MISCELLANEOUS INFORMATION

        A. SERVICER ADVANCE BALANCE


     1. Opening Servicer Advance Balance       8,039,830.93
     2. Current Period Servicer Advance        3,821,368.96
     3. Recoveries of prior Servicer Advances -4,022,981.67
                                              -------------
     4. Ending Servicer Advance Balance        7,838,218.22

        B. CASH COLLATERAL ACCOUNT

                1. Applicable Rates for the Interest Period:
                        a. Libor Rate for the Interest Period              1.1000%
                        b. Senior Loan Interest Rate                       4.6000%
                        c. Holdback Amount Interest Rate                   7.1000%

                2.      Opening Cash Collateral Account                                    47,142,061.76

                3. Deposit from the Collection Account                                              0.00

                4. Withdrawals from the Cash Collateral Account                              (264,985.06)

                5. Investment Earnings                                                         31,949.18

                6. Investment Earnings Distributions:
                        a. Senior Loan Interest                                                     0.00
                        b. Senior Loan Principal                                                    0.00
                        c. Holdback Amount Interest                                           -31,949.18
                        d. Holdback Amount Principal                                                0.00
                                                                                           -------------
                               Total Investment Earnings distributions                        -31,949.18

                7. Remaining available amount                                                       0.00

                8. Required Cash Collateral Account Amount                                 44,190,390.37

                9. Cash Collateral Account Surplus/(Shortfall)                                      0.00

                10. Distribution of CCA Surplus:
                        a. Senior Loan Principal                                                    0.00
                        b. Holdback Amount Principal                                       -2,686,686.33
                                                                                           -------------
                               Total Distribution of Surplus                               -2,686,686.33

                11. Ending Cash Collateral Account                                         44,190,390.37

                12. Cash Collateral Account deficiency                                              0.00


        C. OTHER RELATED INFORMATION

                1. Discount Rate                                           4.6150%

                2. Life to Date Prepayment (CPR)                           6.61%

                3. Life to Date Substitutions:

                        a. Prepayments                           0.00

                        b. Defaults                              0.00


                               Aug-03                  Jul-03
                Item         Payment Date           Payment Date

         a. Senior Loan               0.00                 0.00
         b. Holdback Amount  52,669,586.06        55,356,272.39



          NCT Funding Company LLC, Allfirst Bank, as trustee under the
                    Indenture, and Capita Corporation, in its
                 individual capacity and as Servicer, DO HEREBY
                 CERTIFY that I am a Responsible Officer of the
                  Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY
                    FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    08/20/03

                This Certificate shall constitute the Servicer's
                 Certificate as required by Section 9.02 of the
                 Pooling and Servicing Agreement with respect to
                the above Payment Date. Any term capitalized but
                    not defined herein shall have the meaning
                  ascribed thereto in the Pooling and Servicing
                                   Agreement.


                               Capita Corporation

                                Glenn Votek
                                -----------
                                Glenn Votek
                     Executive Vice President, and Treasurer